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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2002



                     Mellon Residential Funding Corporation
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-98339                23-2889067
          --------                      ---------                ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

One Mellon Center, Room 410, Pittsburgh, Pennsylvania                  15258
-----------------------------------------------------                  -----
(Address of Principal Executive Offices)                             (Zip Code)

     Registrant's telephone number, including area code       (412) 236-6559
                                                              ----- --------


N/A
-------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

(pp)     Not applicable.

(qq)     Not applicable.

(rr)     Exhibits:

          8.1   Opinion of McKee Nelson LLP with respect to certain tax matters.

         23.1   Consent of McKee Nelson LLP (included in Exhibit 8.1).


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MELLON RESIDENTIAL FUNDING
                                        CORPORATION

                                        By: /s/ Stephen Cobain
                                            -----------------------------
                                        Name: Stephen Cobain
                                        Title: President








Dated: November 12, 2002


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                                  EXHIBIT INDEX
Exhibit                                                                 Page
-------                                                                 ----
  8.1 Opinion of McKee Nelson LLP with respect to certain tax matters.

 23.1      Consent of McKee Nelson LLP (included in Exhibit 8.1).